Exhibit 10.6

独家服务总协议

MASTER EXCLUSIVE SERVICE AGREEMENT

本独家服务总协议（“本协议”）由以下双方于2022年12月_20_日在深圳市订立：

This Master Exclusive Service Agreement (this “Agreement”) is entered into in Shenzhen as of December _20_, 2022 by and among the following parties:

(1)	深圳市飞鹏纵横供应链管理有限公司（“甲方”），一家根据中华人民共和国（“中国”）法律在中国深圳注册成立的外商独资企业；和

Shenzhen Feipeng Zongheng Supply Chain Management Co., Ltd. (“Party A”), a wholly foreign-owned enterprise registered in Shenzhen, the People’s Republic of China (“China” or “PRC”), under the laws of China; and

(2)	新疆飞鹏物流有限公司（“乙方”），一家根据中国法律在中国新疆注册成立的内资公司。

Xinjiang Feipeng Logistics Co., Ltd. (“Party B”), a domestic company registered in Xinjiang, China, under the laws of China.

（以上甲方、乙方单独称为“一方”，合称为“双方”）。

(Each of the Party A and Party B, a “Party”, and collectively the “Parties”).

序言

RECITALS

鉴于，双方有意利用各自的专业能力和资源进一步促进其现有业务、扩大各自的市场份额；以及

WHEREAS, the Parties intend to utilize their respective expertise and resources to further promote their existing business and expand their market share; and

鉴于，甲方及其关联方有意向乙方及其附属主体（以下合称“接受服务方”）提供特定服务，乙方同意仅从甲方接受该等服务。

WHEREAS, Party A, together with its affiliates, intends to provide certain services to Party B and its subsidiaries (collectively referred to as the “Service Receiving Parties”); and Party B agrees to accept such services only from Party A.

有鉴于此，基于本协议中包含的各项前提、声明、保证、承诺和约定，双方愿意受其约束，并达成如下约定：

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

协议

AGREEMENT

1.	提供服务

Provision of Services

1.1	依据本协议规定的条款和条件，乙方特此不可撤销地委任和指定甲方作为接受服务方的独家服务提供者，提供包括但不限于附件1中列出的技术和业务支持服务，该等服务的范围可依据甲方的自主判断进行不时修订。

In accordance with the terms and conditions set forth in this Agreement, Party B hereby irrevocably appoints and designates Party A as Service Receiving Parties’ exclusive service provider to provide the technical and business support services including but not limited as set forth in Schedule 1, the scope of such aforesaid services shall be amended from time to time at Party A’s sole discretion.

1.2	在本协议期间，接受服务方未经甲方事先书面同意不得直接或间接地从第三方获取与本协议项下服务相同或相似的服务，亦不得同任何第三方签订类似的服务协议。

During the term of this Agreement, the Service Receiving Parties shall not, without the Party A’s prior written consent, directly and indirectly, obtain the same or similar services as provided under this Agreement from any third party, or enter into any similar service agreement with any third party.

2.	甲方指定服务提供者的权利；工作说明

Party A’s Power to Designate Service Provider; Statement of Work

2.1	甲方有权依其完全自主判断自行指定并委任任何其关联方（与甲方合称为“服务提供者”）提供本协议第一条中规定的任何服务。

Party A has the right to designate and appoint, at its sole discretion, any entities affiliated with Party A (together with Party A, the “Service Providers”) to provide any and all services set forth in Section 1 hereof.

2.2	服务提供者应与接受服务方通过一个或多个单独的服务协议（“服务协议”）在附件1规定的范围（及其不时修订）之内确定具体的服务内容。

Service Providers shall determine the specific contents of services within the scope listed in Schedule 1 (as amended from time to time) with the Service Receiving Parties in one or more separate service agreements (each, a “Service Agreement”).

3.	服务费和支付

Service Fee and Payment

3.1	甲方依其合理判断自主决定接受服务方须付的服务费和适当的支付方式。本协议附件1规定了服务费的计算和支付方式。

Party A shall have the right to determine, at its reasonable discretion, the service fee and proper payment manners for the Service Receiving Parties. The calculation and payment manners of the service fee are stipulated in Schedule 1 of this Agreement.

3.2	若甲方依其合理判断自主认定服务费计算方式不再于本协议期间内适用，甲方有权随时在提前10天书面通知接受服务方后调整费用。

If Party A, in its reasonable discretion, determines that the fee calculation method specified shall no longer apply for any reasons at any time or from time to time during the term of this Agreement, the Party A shall have the right to adjust the fee by giving a 10-day written notice to the Service Receiving Parties.

3.3	乙方应促使乙方的股东以其持有的乙方股权向甲方提供质押担保，以保证本协议项下接受服务方须支付的服务费得到支付。

The Party B shall procure its shareholders to pledge all of the equity interests of the Party B held by such shareholders in favor of Party A to secure the service fee payable by the Service Receiving Parties under this Agreement.

4.	知识产权

Intellectual Property Rights

4.1	本协议履行过程中开发的任何知识产权（包括但不限于版权、商标、专利、技术秘密和专门知识）归服务提供者所有，除本协议另有明确规定，接受服务方不享有任何与知识产权有关的权利。

Any intellectual properties developed by performance of this Agreement, including but not limited to copyrights, trademarks, patents, technical secrets, and knowhow, belong to the Service Providers, and the Service Receiving Parties shall enjoy no rights where they relate to intellectual properties other than those expressly provided herein.

4.2	若一项开发是基于接受服务方所有的知识产权，接受服务方应确保并保证该知识产权无瑕疵，且其须就该知识产权的瑕疵对服务提供者产生的全部损害和损失承担责任。若服务提供者因此向第三方承担任何责任，服务提供者有权就其全部损失从接受服务方处获得偿付。

If a development is based on the intellectual properties owned by the Service Receiving Parties, the Service Receiving Parties shall warrant and guarantee that such intellectual properties are flawless and the Service Receiving Parties shall bear all damages and losses suffered by the Service Providers due to or arising from any flaw of such intellectual properties. If the Service Providers are to bear any liabilities to any third party thus caused, they have the right to recover all of their losses from Service Receiving Parties.

4.3	双方同意，本协议终止或失效时，本条仍然有效。

The Parties agree that this section shall survive the termination or expiration of this Agreement.

5.	甲方的财务支持

Party A’s Financing Support

5.1	为确保接受服务方业务运营的现金流需求和/或为抵消接受服务方业务运营中累积的任何损失，甲方将会在中国法律允许的范围内由其自身或通过其指定的其他方向接受服务方提供财务支持。甲方可以以银行委托贷款或其他中国法律允许的方式向接受服务方提供财务支持。就上述财务支持事宜，双方应另行签署相关协议予以约定。

To ensure that the cash flow requirements with regard to the business operations of the Service Receiving Parties are met and/or to set off any loss accrued during such operations, Party A shall, to the extent permissible under PRC law, through itself or its designated person, provide financial support to the Service Receiving Parties. The Party A’s financing support to the Service Receiving Parties may take the form of bank entrusted loans or other forms permitted under PRC law. Agreements for such financing support shall be executed separately.

6.	陈述和保证

Representations and Warranties

6.1	甲方特此作出如下陈述和保证：

Party A hereby represents and warrants as follows:

(a)	其是依照中国法律正式注册设立并有效存续的一家外商独资企业；

It is a wholly-foreign owned enterprise duly incorporated and validly existing under PRC laws;

(b)	其于公司权力和营业范围之内签署并履行本协议。其已采取必要的公司行为且获得适当授权；及

Its execution and performance of this Agreement are within its corporate power and business scope. It has taken necessary corporate actions and obtained appropriate authorizations; and

(c)	本协议一经签署即构成对甲方合法、有效、有约束力的义务，并依本协议之条款可对其强制执行。

Upon execution, this Agreement will constitute a legal, valid and binding obligation of Party A enforceable against Party A in accordance with its terms.

6.2	乙方特此作出如下陈述和保证：

The Party B hereby represents and warrants as follows:

(a)	其是依照中国法律正式注册设立并有效存续的法人；

It is a legal person duly incorporated and validly existing under PRC laws;

(b)	其于公司权力和营业范围之内签署并履行本协议。其已采取必要的公司行为且获得适当授权，并已从第三方和政府部门获得必要的同意及批准。其签署并履行本协议不会违反法律或对其有约束力的合同；及

Its execution and performance of this Agreement are within its entity power and business scope. It has taken necessary entity actions and obtained appropriate authorizations, and has obtained the necessary consents and approvals from any third parties and government agencies. Its execution and performance of this Agreement do not violate the laws and contracts binding upon it; and

(c)	本协议一经签署即构成对乙方合法、有效、有约束力的义务，并依本协议之条款可对其强制执行。

Upon execution, this Agreement will constitute a legal, valid and binding obligation of the Party B enforceable against the Party B in accordance with its terms.

7.	保密条款

Confidentiality

7.1	乙方应当，且应当保证其他接受服务方对就履行本协议而获得的机密数据和信息（合称“保密信息”）予以保密。非经甲方的事先书面同意，接受服务方不得向任何第三方披露、提供或转让该等保密信息。一旦本协议终止，接受服务方应根据甲方要求立即将载有保密信息的任何文件、资料或软件归还甲方，或予以销毁，并从所有相关记忆装置中删除所有保密信息，且不得继续使用这些保密信息。

The Party B shall, and shall ensure other Service Receiving Parties to protect and maintain the confidentiality of the confidential data and information received by the Service Receiving Parties in connection with the performance of this Agreement (collectively, the “Confidential Information”). The Service Receiving Parties shall not disclose, give or transfer any Confidential Information to any third party without Party A’s prior written consent. Upon termination of this Agreement, the Service Receiving Parties shall, at Party A’s request, immediately return any and all documents, information or software containing any of such Confidential Information to Party A or destroy it, and delete all of such Confidential Information from any memory devices, and cease to use such Confidential Information.

7.2	协议双方均应当采取必要措施，将其知悉或了解的保密信息限制在其有关职员、代理人或顾问的范围内，并要求上述人员严格遵守本条款，不将有关保密信息泄露予任何第三方。双方均承诺不将从对方处取得的保密信息披露或泄露给其无关的职员。

Both parties shall take necessary measures to limit its knowledge or understanding of the Confidential Information to the relevant employees, agents or advisers, and require such persons to abide by the terms and conditions strictly, do not disclose the Confidential Information to any third parties. Both parties pledged not to disclose or reveal the Confidential Information obtained from the other party to its unrelated staff.

7.3	双方同意本协议因任何原因终止或失效时，本条仍然有效。

The Parties agree that this section shall survive the termination or expiration of this Agreement for any reasons.

8.	生效日和期限

Effective Date and Term

8.1	本协议于文首所载之日签署并生效。

This Agreement shall be executed and take effect as of the date first set forth above.

8.2	除非按本协议规定终止，本协议永久有效。尽管有上述约定：（i）甲方有权随时以提前三十（30）日书面通知乙方的方式终止本协议，乙方无权终止本协议；并且（ii）根据《独家购股权协议》，如乙方之全部股权已转让给甲方和/或甲方指定的第三方，本协议于该等转让完成时终止。

This Agreement shall remain effective unless terminated as provided herein. Notwithstanding the foregoing provisions: (i) Party A shall have the right to terminate this Agreement at any time with a written notice to Party B given thirty (30) days in advance, whereas Party B shall not have the right to terminate this Agreement; and (ii) This Agreement shall be terminated upon completion of the transfer of all the equity interest of Party B to the Party A and/or a third party designated by the Party A pursuant to the Exclusive Option Agreement.

8.3	本协议由于任何原因提前终止或期满并不免除任何一方在本协议终止日或期满日前到期的本协议项下所有款项的支付义务（包括但不限于本协议所规定的任何服务费），也不免除任何一方在本协议项下的补偿或保证义务或者在本协议终止前的任何违约责任。此外，本协议提前终止时，乙方应向甲方支付为了有条不紊地终止正在进行的服务以及遣散和重新调配投入该服务的人力资源和资本资源而进行的任何合理和必要的活动而直接或间接产生的一切费用。

The payment obligations hereunder accrued at or before termination of this Agreement shall not be exempted due to any early termination or expiration hereof (including but not limited to the service fee and reimbursed expense stipulated herein), and no Party hereto shall be exempted from any indemnity or undertaking obligation hereunder, or any responsibility for its breach of this Agreement before termination hereof. In addition, in the event of early termination hereof, Party B shall make full payment to the Party A of all expenses directly or indirectly arising out of any reasonable and necessary actions for the purpose of systematical terminating the on-going services and re-deploying the manpower resources and capital resources.

9.	管辖法律

Governing Law

本协议依中国法律解释，受中国法律管辖。

This Agreement shall be construed in accordance with and governed by the laws of the PRC.

10.	争议解决

Dispute Resolution

10.1	因本协议产生或与本协议相关的任何争议或主张应由甲方与乙方通过友好协商的方式解决。如果双方未能解决争议，应将争议提交到深圳国际仲裁院（“仲裁委”），由仲裁会按照申请仲裁时有效的仲裁委仲裁规则经由仲裁解决。仲裁地为新疆，仲裁语言为中文。只用一名仲裁员仲裁，该仲裁员由仲裁委指定。仲裁裁决具终局性且对双方都有约束力。

Any dispute or claim arising out of or in connection with or relating to this Agreement shall be resolved by Party A and Party B in good faith through negotiations. In case no resolution can be reached by the Parties, such dispute shall be submitted to the Shenzhen Court of International Arbitration (the “Arbitration Commission”) for arbitration in accordance with its rules of arbitration in effect at the time of applying for such arbitration and the place of arbitration shall be in Xinjiang, and the language of arbitration shall be Chinese. The arbitration tribunal shall be composed of only one arbitrator, which shall be appointed by the arbitration commission. The arbitral award shall be final and binding upon both Parties.

10.2	在争议解决和仲裁程序进行过程中，除了本协议正在仲裁的事宜以外，双方应在实际可行的前提下继续履行本协议。每一方应自行承担为解决任何争议而发生的费用，但仲裁费应由双方平均分担。

Throughout any dispute resolution and arbitration proceedings, the Parties shall continue to perform this Agreement, to the extent practical, with the exception of the matter that is under arbitration. Each Party shall be responsible for its own expenses in connection with resolving any dispute, but the arbitration fees shall be shared equally.

11.	通知

Notices

任何一方按本协议规定发出的通知或其他通信应以英文和中文书写，并可以专人递送、挂号邮寄、邮资预付邮寄、或受承认的专递服务的形式发送到另一方指定的收件地址。通知被视为正式送达的日期，应按如下方式确定：(i)专人递送的通知，专人递送当日即视为已实际送达；(ii)用信函发出的通知，则在邮资付讫的航空挂号信寄出日（依邮戳为准）后的第十（10）天，即视为已实际送达，或在送交国际认可的专递服务机构后的第四（4）天，即视为已实际送达。

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service to the address of the other party as specified by such party. The date when a notice is deemed to be duly served shall be determined as follows: (i) a notice delivered personally is deemed duly served upon delivery; and (ii) a notice sent by mail is deemed duly served on the tenth (10th) day after the date when the postage prepaid registered airmail is posted (as evidenced by the postmark), or on the fourth (4th) day after the date when the notice is delivered to an internationally-recognized courier service agency.

为通知的目的，各方的地址如下：

For the purpose of notification, the addresses of the parties are as follows:

甲方：深圳市飞鹏纵横供应链管理有限公司

Party A: Shenzhen Feipeng Zongheng Supply Chain Management Co., Ltd.

地址：深圳市盐田区沙头角街道田心社区田心东路76号交通发展楼2层203

Address: 203, 2/F, Traffic Development Building, No.76 Tianxin East Road, Yantian District, Shenzhen

乙方：新疆飞鹏物流有限公司

Party B: Xinjiang Feipeng Logistics Co., Ltd.

地址：新疆昌吉州阜康市博峰路165号

Address: No.165, Bofeng Road, Fukang City, Changji Prefecture, Xinjiang

任何一方可按本条规定随时给另一方发出通知来改变其接收通知的地址。

Each party can give a notice to the other party at any time to change the address of receiving notifications.

12.	损害和赔偿

Indemnities and Remedies

12.1	如乙方存在以下情形，则乙方应就该等情形给甲方造成的损失、损害、责任、被索赔损失等（包括合理的律师费，“损失”）依照甲方的要求立即予以赔偿，以使甲方免受损失：(i) 乙方在本协议中所作的任何陈述或保证不真实、不准确或不完整，或者(ii)乙方违反了其在本协议中所作的任何陈述或保证，或者(iii) 乙方违反了其在本协议中任何约定或承诺。

Party B shall forthwith on demand indemnify and hold harmless the Party A against any claim, loss, liability or damage (including reasonable legal fees, “Loss”) which the Party A shall suffer due to any of the following circumstances: (i) any of the representations or warranties herein made by Party B is untrue, inaccurate or incomplete, or (ii) Party B breaches any of its representations or warranties herein, or (iii) Party B breaches any covenant or undertaking herein.

12.2	双方同意本协议终止或失效时，本条仍然有效。

The Parties agree that this section shall survive the termination or expiration of this Agreement.

13.	转让

Assignment

13.1	未经甲方事先书面同意，接受服务方不得将其在本协议项下的权利和义务转让给任何第三方。

The Service Receiving Parties shall not assign any of its rights or obligations under this Agreement to any third party without the prior written consent of Party A.

13.2	乙方在此同意，甲方可转让其在本协议项下的权利和义务。甲方仅需就该转让向乙方发出书面通知。

The Party B hereby agrees that Party A may assign its rights and obligations under this Agreement, only subject to a written notice to Party B.

13.3	本协议的条款和条件应为当事方各自的继承人和经许可的受让人之利益而生效，并应约束当事方各自的继承人和受让人。除非本协议明示规定，本协议的任何规定（明示和默示的）均不意图赋予除本协议当事方或其各自继承人和受让人之外的任何他方本协议项下或源于本协议的任何权利、救济、义务、或责任。

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties. Save as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

14.	可分割性

Severability

如果本协议项下的任何条款因与适用法律不一致而无效或不可执行，则该条款仅在有关法律的管辖范围之内被视为无效或不可执行，并且本协议其他条款的有效性、合法性和可强制执行性不受其影响。

If any provision of this Agreement is judged to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be only with respect to such laws, and the validity, legality and enforceability of the other provisions hereof shall not be affected.

15.	修改或补充

Amendment or Supplement

本协议的任何修改或补充须由双方以书面形式作出。经双方正式签署的修改或补充构成本协议的组成部分，具有与本协议同等的法律效力。

Any amendment or supplement to this Agreement shall be made by the Parties in writing. The amendments or supplements duly executed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

16.	税费

Taxes

在编制、签署和履行本协议的过程中，各方应分别支付依据中国法律征收或发生的全部税款、支出和费用。

Each Party shall respectively pay any tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation, execution and performance of this Agreement.

17.	语言和文本

Languages and Counterparts

17.1	本协议以中文和英文书就，两种文本具备同等法律效力。两种文本若有不一致之处，应以中文为准。

17.2	This Agreement is being executed in both Chinese and English versions. Both versions shall have the same legal effect. In case of any discrepancy between the two versions, the Chinese version shall prevail.

17.3	本协议由协议双方签署两（2）份原件，甲方和乙方各执一（1）份，所有原件具有同等法律效力。本协议可以一份或多份副本形式签署。

This Agreement shall be executed in two (2) originals by both Parties, with each of the Party A and Party B holding one (1) original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts

[后附签字页Signature page follows]

有鉴于此，双方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

甲方：深圳市飞鹏纵横供应链管理有限公司
Party A: Shenzhen Feipeng Zongheng Supply Chain Management Co., Ltd.

授权代表：	王立辉
Authorized Representative: Lihui WANG

签字/Signature:	/s/ Lihui Wang

盖章：	（公章）
Seal: (Seal) /s/ Shenzhen Feipeng Zongheng Supply Chain Management Co., Ltd.

乙方：	新疆飞鹏物流有限公司
Party B: Xinjiang Feipeng Logistics Co., Ltd.

授权代表：	王立辉
Authorized Representative: Lihui WANG

签字/Signature:	/s/ Lihui Wang

盖章：	（公章）
Seal: (Seal) /s/ Xinjiang Feipeng Logistics Co., Ltd.

独家服务总协议 MASTER EXCLUSIVE SERVICE AGREEMENT

签字页 Signature Page

附件1

SCHEDULE 1

服务内容，服务费的计算和支付

CONTENTS OF SERVICE, CALCULATION AND PAYMENT OF THE SERVICE FEE

1.	服务内容

Contents of Service

1.1	提供与接受服务方业务活动相关的信息咨询服务;

Providing information consulting services regarding the business operation of Service Receiving Parties;

1.2	提供公关服务;

Providing public relation services;

1.3	提供市场调查、研究和咨询服务;

Providing market investigation, research and consulting services;

1.4	资产出租、转让和处置；

Leasing, assignment or disposal of properties;

1.5	提供对维系业务运转的必要人员的招聘、管理和培训；

Providing recruiting, managing and training of necessary personnel to sustain the business operation;

1.6	提供与业务关联的第三方平台开展合作的市场渠道；

Providing marketing channel to cooperate with business-relating third-party platforms;

1.7	提供客户订单管理和客户服务；

Providing customer order management and customer services;

1.8	提供中短期市场开发、市场规划服务;

Providing mid or short-term market development and market planning services;

1.9	提供人力资源管理和内部信息管理;

Providing human resource management and internal information management;

1.10	计算机网络系统、硬件设备及数据库的设计、安装和日常管理、维护、更新；

Design, installation, daily management, maintenance and updating of network system, hardware and database design, and/or

1.11	甲方根据业务需要和服务提供者的能力不定期决定提供的其他服务。

Other services determined from time to time by Party A according to the need of business and capacity of the Service Providers.

独家服务总协议 MASTER EXCLUSIVE SERVICE AGREEMENT

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2.	服务费的计算和支付

Calculation and Payment of Service Fee

2.1	本协议项下的服务费应为接受服务方100%的合并利润总额。尽管有上述约定，甲方可以根据下述第2.2条的规定并参考接受服务方运营资本的需要自行调整服务费的金额。接受服务方应接受该调整。

The service fee shall be equal to 100% of the consolidated net profits of the Service Receiving Parties. Notwithstanding the foregoing provision, Party A may adjust the service fee at its sole discretion in accordance with provision of Clause 2.2 below and with reference to the working capital requirements of the Service Receiving Parties. The Service Receiving Parties shall accept such adjustments.

2.2	甲方应向乙方发出服务费数额的书面确认，服务费的具体数额由甲方考虑下列因素后确定：

The specific amount of such fee shall be determined by Party A after taking account of the following factors, and Party A shall send Party B written confirmations with respect to the amounts of the service fee:

(a)	服务提供者提供服务的技术难度和复杂程度；

The technical difficulty and complexity of the services provided by the Service Providers;

(b)	服务提供者的雇员就该服务花费的工时；

The time spent by employees of the Service Providers concerning the services;

(c)	服务提供者提供服务的内容和商业价值；

The contents and commercial value of the services provided by the Service Providers;

(d)	市场上类似服务的基准价格。

The benchmark price of similar services in the market.

2.3	服务提供者按季度计算服务费并将向接受服务方开具相应的发票。接受服务方应在收到发票后10个工作日之内向服务提供者指定的银行账户支付服务费，并在支付后10个工作日之内将付款凭证副本以传真或邮件发送给服务提供者。服务提供者应在收到服务费后10个工作日之内发出收据。尽管有上述约定，甲方可以自行调整服务费的支付时间和支付方式。接受服务方应接受该调整。

The Service Providers will calculate service fee payable on a quarterly basis and send to the Service Receiving Parties corresponding invoices. The Service Receiving Parties shall pay the fee to the bank account designated by the Service Providers within 10 business days after receipt of such invoices, and send a copy of the remittance certificate by facsimile or mail to the Service Providers within 10 business days after payment. The Service Providers shall issue a receipt within 10 business days after receipt of the service fee. Notwithstanding the foregoing provisions, Party A may adjust the time and method of the payment of service fee at its sole discretion. The Service Receiving Parties shall accept such adjustments.

独家服务总协议 MASTER EXCLUSIVE SERVICE AGREEMENT

附件1 SCH 1